Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 15 TO FIVE-YEAR REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 15 TO FIVE-YEAR REVOLVING CREDIT AGREEMENT (this “Amendment”) is dated as of May 31, 2024 by and among BLACKROCK, INC., a Delaware corporation (the “Company”), BLACKROCK FUNDING, INC., a Delaware corporation (“New BlackRock”), the Designated Borrowers party hereto (each a “Designated Borrower” and, together with the Company and New BlackRock, the “Borrowers” and, each a “Borrower”), the banks and other financial institutions or entities party hereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

The Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of March 10, 2011 (as amended by that certain Amendment No. 1 to Five-Year Revolving Credit Agreement dated as of March 30, 2012, that certain Amendment No. 2 to Five-Year Revolving Credit Agreement dated as of March 28, 2013, that certain Amendment No. 3 to Five-Year Revolving Credit Agreement dated as of March 28, 2014, that certain Amendment No. 4 to Five-Year Revolving Credit Agreement dated as of April 2, 2015, that certain Amendment No. 5 to Five-Year Revolving Credit Agreement dated as of April 8, 2016, that certain Amendment No. 6 to Five-Year Revolving Credit Agreement dated as of April 6, 2017, that certain Amendment No. 7 to Five-Year Revolving Credit Agreement dated as of April 3, 2018, that certain Amendment No. 8 to Five-Year Revolving Credit Agreement dated as of March 29, 2019, that certain Amendment No. 9 to Five-Year Revolving Credit Agreement dated as of March 31, 2020, that certain Amendment No. 10 to Five-Year Revolving Credit Agreement dated as of March 31, 2021, that certain Amendment No. 11 to Five-Year Revolving Credit Agreement dated as of December 13, 2021, that certain Amendment No. 12 to Five-Year Revolving Credit Agreement dated as of March 31, 2022, that certain Amendment No. 13 to Five-Year Revolving Credit Agreement dated as of March 31, 2023 and that certain Amendment No. 14 to Five-Year Revolving Credit Agreement dated as of March 12, 2024, the “Existing Credit Agreement”), pursuant to which the Lenders have extended certain credit facilities to the Borrowers.

The Borrowers have requested (a) a Maturity Date extension (the “Maturity Extension”) pursuant to Section 2.10 of the Existing Credit Agreement and (b) an increase in the Aggregate Commitment (the “Increase”) pursuant to Section 2.7 of the Existing Credit Agreement, and the Lenders party hereto and the Administrative Agent have agreed, subject to the terms and conditions set forth herein, to amend the Existing Credit Agreement in connection therewith as specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as defined below).

2. Amendments. Subject to and in accordance with the terms and conditions set forth herein, the parties hereto hereby agree as follows:

(a) Section 1.1 of the Existing Credit Agreement is hereby amended by deleting each of the definitions of “Aggregate Commitment”, “Aggregate Revolving Commitment”, “Aggregate USD Revolving Commitment”, “Arranger”, “Company Sublimit”, “Maturity Date” and “New BlackRock Sublimit” in its entirety and replacing it with the corresponding definition set forth below:

“Aggregate Commitment” means the aggregate amount of the Lenders’ Commitments hereunder, as such amount may be increased, reduced or otherwise modified at any time pursuant to the terms hereof. On the Amendment No. 15 Effective Date, the Aggregate Commitment shall be Five Billion Four Hundred Million Dollars ($5,400,000,000).

“Aggregate Revolving Commitment” means the aggregate amount of the Revolving Credit Commitments of the Revolving Credit Lenders hereunder, as such amount may be increased, reduced or otherwise modified at any time pursuant to the terms hereof. On the Amendment No. 15 Effective Date, the Aggregate Revolving Commitment shall be Four Billion Six Hundred Fifty-Four Million Dollars ($4,654,000,000).

“Aggregate USD Revolving Commitment” means the aggregate amount of the USD Revolving Credit Commitments of the USD Revolving Credit Lenders hereunder, as such amount may be increased, reduced or otherwise modified at any time pursuant to the terms hereof. On the Amendment No. 15 Effective Date, the Aggregate USD Revolving Commitment shall be Seven Hundred Forty-Six Million Dollars ($746,000,000).

“Arrangers” means Wells Fargo Securities, LLC, Citigroup Global Markets Inc., BofA Securities, Inc., Barclays Bank PLC, J.P. Morgan Securities LLC, Morgan Stanley Senior Funding, Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., Goldman Sachs Bank USA, Industrial and Commercial Bank of China Limited, New York Branch, Bank of China, New York Branch, China Construction Bank Corporation, New York Branch and BNP Paribas, each in their respective capacity as a joint lead arranger and joint bookrunner.

“Company Sublimit” means $4,029,000,000, or such other amount as the Company has notified the Administrative Agent by delivery to the Administrative Agent of a Sublimit Notice.

“Maturity Date” means the earliest to occur of (a) (i) in the case of any Lender indicated as a Non-Extending Lender on Schedule 1.1(c), March 31, 2028 and (ii) in the case of any Lender indicated as an Extending Lender on Schedule 1.1(c), March 31, 2029, (b) the date of termination by the Parent Borrower pursuant to Section 2.6, or (c) the date of termination pursuant to Section 11.2(a). For clarity, (x) each reference herein to payments being made on a “Maturity Date” shall be deemed to refer to all Maturity Dates and (y) each reference to “Maturity Date” in Section 3.1(c), 4.1(b) and 13.2(d) shall be deemed to refer to the latest Maturity Date.

“New BlackRock Sublimit” means $4,029,000,000, or such other amount as the Parent Borrower has notified the Administrative Agent by delivery to the Administrative Agent of a Sublimit Notice.

(b) Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definition of “Amendment No. 15 Effective Date” in the appropriate alphabetical location therein:

“Amendment No. 15 Effective Date” means May 31, 2024.

(c) Section 2.7(d) of the Existing Credit Agreement is hereby amended by deleting the reference to “$1,000,000,000” therein and replacing such reference with “$1,400,000,000”.

(d) Section 2.10(a) of the Existing Credit Agreement is hereby amended by deleting each reference to “two” therein and replacing each of such references with “three”.

(e) Sections 11.1(f), (g) and (l) of the Existing Credit Agreement are hereby amended by deleting each reference to “$100,000,000” therein and replacing each of such references with “$300,000,000”.

(f) Schedule 1.1(b) of the Existing Credit Agreement is hereby replaced with a revised Schedule 1.1(b) attached hereto as Annex A, which such Schedule 1.1(b) reflects the Commitments of all the Lenders and the L/C Fronting Commitments of all the Issuing Lenders upon the effectiveness of this Amendment.

(g) The Existing Credit Agreement is hereby amended by adding a new Schedule 1.1(c) (Extending / Non-Extending Lenders) as attached hereto as Annex B.

3. Commitment Adjustments; Joining Lenders.

(a) Notwithstanding anything to the contrary in the Credit Agreement, each party hereto agrees (i) that solely with respect to any assignments required or desired to effectuate the purposes set forth in this Amendment, such assignments shall be deemed to be made in requisite amounts among the Lenders and from each Lender to each other Lender, with the same force and effect as if such assignments were evidenced by any applicable Assignment and Assumptions under the Credit Agreement and (ii) to any adjustments to be made to the Register to effectuate such reallocations and assignments. In connection therewith, any reallocation of Commitments among the applicable Lenders resulting from such adjustments, and any reallocation among the applicable Lenders of outstanding Loans resulting from such adjustments, shall, in each case, occur on the Amendment No. 15 Effective Date (as defined below) in connection with this Amendment, and the Administrative Agent may make such adjustments between and among the Lenders in consultation with the Borrowers as are reasonably necessary to effectuate such adjustments, so that the Commitments are as set forth on the revised Schedule 1.1(b) attached hereto as Annex A as of the effectiveness of this Amendment. Notwithstanding anything to the contrary in Section 13.10(b) of the Credit Agreement or this Amendment, (i) no other documents or instruments, including any Assignment and Assumption, shall be executed in connection with these assignments (all of which requirements are hereby waived), (ii) no fees shall be required to be paid to the Administrative Agent in connection with such assignments, and (iii) such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by an Assignment and Assumption; in each case, without limiting the requirement that each Lender shall be an Eligible Assignee.

(b) Each Lender party hereto that is not party to the Existing Credit Agreement (each a “Joining Lender”) (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it meets all of the requirements of an Eligible Assignee under the Credit Agreement (subject to such consents, if any, as may be required under Section 13.10(b) of the Credit Agreement), (C) from and after the Amendment No. 15 Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder with the Commitments applicable to such Joining Lender as set forth on Schedule 1.1(b) attached hereto as Annex B (as such Commitments may be modified at any time or from time to time pursuant to the terms of the Loan Documents), (D) it is sophisticated with respect to decisions to acquire assets of the type represented by its Commitments and either it, or the Person exercising discretion in making its decision to acquire its Commitments, is experienced in acquiring assets of such type, (E) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to acquire its Commitments, (F) it has, independently and without reliance upon the Administrative Agent, any Arranger or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to acquire its Commitments, and (G) if it is a Foreign Lender, it has delivered to the Administrative Agent and the Company any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Joining Lender; and (ii) agrees that (A) it will, independently and without reliance upon the Administrative Agent, any Arranger or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. On and after the Amendment No. 15 Effective Date, all references to the “Lenders” in the Credit Agreement and the other Loan Documents shall be deemed to include the Joining Lenders. Each of the Administrative Agent, the Swingline Lenders, the Issuing Lenders and the Parent Borrower hereby consent to each of the Joining Lenders becoming Lenders under the Credit Agreement as provided herein.

4. Effectiveness. This Amendment shall become effective on the date when each of the following conditions precedent are satisfied (such date, the “Amendment No. 15 Effective Date”):

(a) Documentation. The Administrative Agent or Wells Fargo Securities, LLC (“Wells Fargo Securities”), as applicable, shall have received:

(i) counterparts of this Amendment executed by the Borrowers, the Guarantors, each Extending Revolving Credit Lender, each Extending USD Revolving Credit Lender, Lenders constituting the required percentage of Lenders to affect the Maturity Extension, Lenders participating in the Increase and each Swingline Lender and Issuing Lender;

(ii) a Note executed by the applicable Borrowers in favor of each Joining Lender requesting the same;

(iii) a certificate of a Responsible Officer of each Borrower certifying as to the incumbency and genuineness of the signature of each officer of such Borrower executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles of incorporation (or similar formation document for any Foreign Borrower) of such Borrower and all amendments thereto, certified as of a recent date by the applicable Governmental Authority (or by such Borrower in the certificate delivered pursuant to Section 5.2(b)(ii) of the Credit Agreement, in any jurisdiction where a Governmental Authority certification is neither customary nor available), (B) the bylaws (or similar governing documents) of such Borrower as in effect on the date hereof, (C) resolutions duly adopted by the board of directors or shareholders, as applicable, of such Borrower authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party, and (D) each certificate required to be delivered pursuant to Section 4(a)(iv) of this Amendment;

(iv) the certificates as of a recent date of the good standing (or similar certificate for any Foreign Borrower, if available in the applicable jurisdiction) of each Borrower under the laws of the jurisdiction of formation of such Borrower;

(v) the certificates required pursuant to Sections 2.7 and 2.10(g) of the Existing Credit Agreement; and

(vi) at least three (3) calendar days prior to the Amendment No. 15 Effective Date, all documentation and other information required by the Administrative Agent or any Lender, as applicable, in order to comply with its obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and Beneficial Ownership Regulations, in each case, to the extent reasonably requested by the Administrative Agent or such Lender in writing at least ten (10) Business Days prior to the Amendment No. 15 Effective Date.

(b) Payment of Fees and Expenses. The Company shall have paid all fees, costs and expenses set forth in Sections 8(a) and (b) of this Amendment.

5. Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth in the Credit Agreement, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with any Borrower, any Subsidiary thereof or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby. The Increase occurring on the Amendment No. 15 Effective Date pursuant to the terms hereof constitutes use of $400,000,000 of the $1,400,000,000 available under Section 2.7 of the Credit Agreement and, as a result, after giving effect to this Amendment, $1,000,000,000 remains available for additional increases of the Aggregate Commitment pursuant to Section 2.7 of the Credit Agreement as of the date hereof. The Maturity Extension occurring on the Amendment No. 15 Effective Date pursuant to the terms hereof constitutes use of one of the three maturity extensions available under Section 2.10 of the Credit Agreement and, as a result, after giving effect to this Amendment, two (2) additional maturity extensions remain available pursuant to Section 2.10 of the Credit Agreement as of the date hereof.

6. Representations and Warranties. Each Borrower and each Guarantor represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of such Person, (d) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) each of the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date and (f) no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto.

7. Acknowledgement and Reaffirmation. By their execution hereof, each Borrower and each Guarantor hereby expressly (a) consents to this Amendment and to the amendments to the Existing Credit Agreement set forth herein, (b) acknowledges that the covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes and the other Loan Documents to which such Borrower or such Guarantor is a party remain in full force and effect (it being understood and agreed that to the extent any such covenants, representations, warranties or other obligations are expressly modified herein, such covenants, representations, warranties or obligations shall continue in full force and effect as expressly modified herein) and (c) acknowledges and agrees that this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

8. Costs, Expenses and Taxes. The Company agrees to pay:

(a) in accordance with Section 13.3 of the Credit Agreement, but subject to the provisions set forth in Section 5 of that certain commitment letter dated as of March 18, 2024, from Wells Fargo and the other commitment parties thereto to the Company, all reasonable and invoiced out-of-pocket costs and expenses of the Administrative Agent and Wells Fargo Securities in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and invoiced fees and out-of-pocket expenses of counsel for the Administrative Agent and Wells Fargo Securities; and

(b) all fees payable pursuant to that certain letter agreement by and among the Company, Wells Fargo, Wells Fargo Securities and Citigroup Global Markets Inc., dated as of March 18, 2024.

9. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic (pdf) transmission shall be effective as delivery of a manually executed counterpart hereof. For the purpose of electronic execution, Section 13.17 of the Credit Agreement, is hereby incorporated by reference, mutatis mutandis.

10. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof, and shall be further subject to the provisions of Sections 13.5 and 13.6 of the Credit Agreement.

11. Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

12. Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties hereto and their heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers or representatives, all as of the day and year first written above.

BORROWERS:

BLACKROCK, INC., as Borrower and Guarantor

By:	/s/ Philippe Matsumoto
Name: Philippe Matsumoto
Title: Managing Director and Treasurer

BLACKROCK FUNDING, INC., as Borrower and Guarantor

By:	/s/ Philippe Matsumoto
Name: Philippe Matsumoto
Title: Managing Director and Treasurer

BLACKROCK GROUP LIMITED, as Designated Borrower

By:	/s/ Colin McDonald
Name: Colin McDonald
Title: CFO/Attorney

BLACKROCK (NETHERLANDS) B.V., as Designated Borrower

By:	/s/ C.A. McDonald
Name: C.A. McDonald
Title: Executive Director

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender, L/C Agent and Lender

By:	/s/ Megan Griffin
Name: Megan Griffin
Title: Managing Director

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

CITIBANK, N.A., as Lender, Swingline Lender and Issuing Lender

By:	/s/ Maureen Maroney
Name: Maureen Maroney
Title: Vice President

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

BANK OF AMERICA, N.A., as Lender

By:	/s/ Bryan Aphayrath
Name: Bryan Aphayrath
Title: Vice President

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

BANK OF CHINA, NEW YORK BRANCH, as Lender

By:	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

BARCLAYS BANK PLC, as Lender

By:	/s/ Craig J Malloy
Name: Craig J Malloy
Title: Director

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

BNP PARIBAS, as Lender

By:	/s/ Suzanne Evans
Name: Suzanne Evans
Title: Managing Director

By:	/s/ Christopher Sharp
Name: Christopher Sharp
Title: MD

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

DEUTSCHE BANK AG, NEW YORK BRANCH, as Lender

By:	/s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

By:	/s/ Alison Lugo
Name: Alison Lugo
Title: Vice President

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Dan Starr
Name: Dan Starr
Title: Authorized Signatory

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

HSBC BANK PLC, as Lender

By:	/s/ Robert Douch
Name: Robert Douch
Title: Managing Director

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

JPMORGAN CHASE BANK, N.A., as Lender and Swingline Lender

By:	/s/ Kenise Henry Larmond
Name: Kenise Henry Larmond
Title: Executive Director

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

CHINA CONSTRUCTION BANK CORPORATION, NEW YORK BRANCH, as Lender

By:	/s/ Lihua Guo
Name: Lihua Guo
Title: Deputy General Manager

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as Lender

By:	/s/ Jyldyz Wood
Name: Jyldyz Wood
Title: Relationship Manager

By:	/s/ Charles Inkeles
Name: Charles Inkeles
Title: Executive Director

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

MIZUHO BANK, LTD., as Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Managing Director

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

ROYAL BANK OF CANADA, as Lender

By:	/s/ Collen P. Osborne
Name: Collen P. Osborne
Title: Authorized Signatory

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

STATE STREET BANK AND TRUST COMPANY, as Lender

By:	/s/ Paul Gianatassio
Name: Paul Gianatassio
Title: Vice President

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

THE BANK OF NEW YORK MELLON, as Lender

By:	/s/ Joanne Carey
Name: Joanne Carey
Title: Director

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Lender

By:	/S/ JOSEPH DUNN
Name: JOSEPH DUNN
Title: MANAGING DIRECTOR

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

BANCO SANTANDER, S.A., NEW YORK BRANCH, as Lender

By:	/s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

By:	/s/ Arturo Prieto
Name: Arturo Prieto
Title: Managing Director

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:	/s/ Paul Arens
Name: Paul Arens
Title: Director

By:	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

SOCIETE GENERALE, as Lender

By:	/s/ James Masserio
Name: James Masserio
Title: Deputy Head Global Markets America

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Lender

By:	/s/ Chandra Balack
Name: Chandra Balack
Title: Attorney-In-Fact

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

TRUIST BANK, as Lender

By:	/s/ Michael J. Landry
Name: Michael J. Landry
Title: Director

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

NATWEST MARKETS PLC, as Lender

By:	/s/ Samuel Tilak
Name: Samuel Tilak
Title: Vice President

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

JEFFERIES CAPITAL SERVICES, LLC, as Lender

By:	/s/ Mark Sahler
Name: Mark Sahler
Title: Managing Director

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Barry K. Chung
Name: Barry K. Chung
Title: Sr. Vice President

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

MITSUBISHI UFJ TRUST AND BANKING CORPORATION, as Lender

By:	/s/ Maromi Oike
Name: Maromi Oike
Title: Executive Officer and General Manager

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

ING BANK N.V., as Lender

By:	/s/ D.H. Bleijenberg
Name: D.H. Bleijenberg
Title: Head FI Lending

By:	/s/ L.G. Humme
Name: L.G. Humme
Title: Director

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

LLOYDS BANK CORPORATE MARKETS PLC, as Lender

By:	/s/ Kamala Basdeo
Name: Kamala Basdeo
Title: Vice President

By:	/s/ Catherine Lim
Name: Catherine Lim
Title: Assistant Vice President

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

NATIXIS LONDON BRANCH, as Lender

By:	/s/ EEDLE Simon
Name: EEDLE Simon
Title: Senior Country Manager – Natixis London Branch

By:	/s/ BOYES Mathilde
Name: BOYES Mathilde
Title: EMEA Head of Asset managers Coverage

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

STANDARD CHARTERED BANK, as Lender

By:	/s/ Kristopher Tracy
Name: Kristopher Tracy
Title: Director, Financing Solutions

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

SUMITOMO MITSUI BANKING CORPORATION, as a Lender and as the Japanese Yen Lender

By:	/s/ Shane Klein
Name: Shane Klein
Title: Managing Director

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as Lender

By:	/s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

By:	/s/ Andrew Pargament
Name: Andrew Pargament
Title: Managing Director

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

INTESA SANPAOLO S.P.A. – NEW YORK BRANCH, as Lender

By:	/s/ Luca Zaini
Name: Luca Zaini
Title: Managing Director

By:	/s/ Bastian Schlesigner
Name: Bastian Schlesigner
Title: Managing Director

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as Lender

By:	/s/ Wendy Tso
Name: Wendy Tso
Title: Director

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

BROWN BROTHERS HARRIMAN & CO., as Lender

By:	/s/ Ann L. Hobart
Name: Ann L. Hobart
Title: Managing Director

BlackRock, Inc.

Amendment No. 15 to Five-Year Revolving Credit Agreement (2024)

Signature Pages

Annex A

(to Amendment No. 15 to Five-Year Revolving Credit Agreement)

Schedule 1.1(b)

See attached.

Schedule 1.1(b)

(to Five-Year Revolving Credit Agreement)

Commitments

	Revolving Credit Commitment	Revolving Commitment Percentage	USD Revolving Credit Commitment	USD Revolving Commitment Percentage	L/C Fronting Commitment	Swingline Commitment
Wells Fargo Bank, National Association	$248,000,000.00	5.328749463%	—	—	$66,666,667.00	$200,000,000.00
Citibank, N.A.	$248,000,000.00	5.328749463%	—	—	$66,666,667.00	$200,000,000.00
Bank of America, N.A.	$248,000,000.00	5.328749463%	—	—	—	—
Bank of China, New York Branch	—	—	$248,000,000.00	33.243967828%	—	—
Barclays Bank PLC	$248,000,000.00	5.328749463%	—	—	—	—
BNP Paribas	$248,000,000.00	5.328749463%	—	—	—	—
Deutsche Bank AG, New York Branch	$248,000,000.00	5.328749463%	—	—	—	—
Goldman Sachs Bank USA	$248,000,000.00	5.328749463%	—	—	—	—
HSBC Bank PLC	$248,000,000.00	5.328749463%	—	—	—	—
JPMorgan Chase Bank, N.A.	$248,000,000.00	5.328749463%	—	—	—	$200,000,000.00
Morgan Stanley Bank, N.A.	$248,000,000.00	5.328749463%	—	—	—	—
China Construction Bank Corporation, New York Branch	—	—	$248,000,000.00	33.243967828%	—	—
Credit Suisse AG, New York Branch	$244,000,000.00	5.242801891%	—	—	—	—
Industrial and Commercial Bank of China Limited, New York Branch	$200,000,000.00	4.297378599%	—	—	—	—
Mizuho Bank, Ltd.	$159,000,000.00	3.416415986%	—	—	—	—
Royal Bank of Canada	$159,000,000.00	3.416415986%	—	—	—	—
State Street Bank and Trust Company	$159,000,000.00	3.416415986%	—	—	—	—
The Bank of New York Mellon	$159,000,000.00	3.416415986%	—	—	—	—
Nomura Corporate Funding Americas, LLC	—	—	$159,000,000.00	21.313672922%	—	—
Banco Santander, S.A., New York Branch	$97,000,000.00	2.084228621%	—	—	—	—
Credit Agricole Corporate and Investment Bank	$97,000,000.00	2.084228621%	—	—	—	—

	Revolving Credit Commitment	Revolving Commitment Percentage	USD Revolving Credit Commitment	USD Revolving Commitment Percentage	L/C Fronting Commitment	Swingline Commitment
Societe Generale	$97,000,000.00	2.084228621%	—	—	—	—
The Toronto-Dominion Bank, New York Branch	$97,000,000.00	2.084228621%	—	—	—	—
Truist Bank	$97,000,000.00	2.084228621%	—	—	—	—
NatWest Markets plc	$94,000,000.00	2.019767942%	—	—	—	—
Jefferies Capital Services, LLC	$80,000,000.00	1.718951440%	—	—	—	—
U.S. Bank National Association	$67,000,000.00	1.439621831%	—	—	—	—
Mitsubishi UFJ Trust and Banking Corporation	$65,000,000.00	1.396648045%	—	—	—	—
ING Bank N.V.	$51,000,000.00	1.095831543%	—	—	—	—
Lloyds Bank Corporate Markets plc	—	—	$51,000,000.00	6.836461126%	—	—
Natixis London Branch	$51,000,000.00	1.095831543%	—	—	—	—
Standard Chartered Bank	$51,000,000.00	1.095831543%	—	—	—	—
Sumitomo Mitsui Banking Corporation	$51,000,000.00	1.095831543%	—	—	—	—
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$44,000,000.00	0.945423292%	—	—	—	—
Intesa Sanpaolo S.p.A., New York Branch	—	—	$40,000,000.00	5.361930295%	—	—
Australia and New Zealand Banking Group Limited	$35,000,000.00	0.752041255%	—	—	—	—
Brown Brothers Harriman & Co.	$20,000,000.00	0.429737860%	—	—	—	—
Total	$4,654,000,000.00	100.000000000%	$746,000,000.00	100.000000000%	$133,333,334.00	$600,000,000.00
Total of Revolving Credit Commitment plus USD Revolving Credit Commitment:	$5,400,000,000.00

Annex B

(to Amendment No. 10 to Five-Year Revolving Credit Agreement)

Schedule 1.1(c)

See attached.

Schedule 1.1(c)

(to Five-Year Revolving Credit Agreement)

Extending / Non-Extending Lenders

Extending Lenders

Wells Fargo Bank, National Association

Citibank, N.A.

Bank of America, N.A.

Bank of China, New York Branch

Barclays Bank PLC

China Construction Bank Corporation, New York Branch

Deutsche Bank AG, New York Branch

Goldman Sachs Bank USA

HSBC Bank PLC

JPMorgan Chase Bank, N.A.

Morgan Stanley Bank, N.A.

Industrial and Commercial Bank of China Limited, New York Branch

BNP Paribas

Mizuho Bank, Ltd.

Royal Bank of Canada

State Street Bank and Trust Company

The Bank of New York Mellon

Nomura Corporate Funding Americas, LLC

Banco Santander, S.A., New York Branch

Credit Agricole Corporate and Investment Bank

Societe Generale

NatWest Markets plc

Jefferies Capital Services, LLC

Mitsubishi UFJ Trust and Banking Corporation

U.S. Bank National Association

ING Bank N.V.

Natixis London Branch

Standard Chartered Bank

Sumitomo Mitsui Banking Corporation

The Toronto-Dominion Bank, New York Branch

Australia and New Zealand Banking Group Limited

Banco Bilbao Vizcaya Argentaria, S.A. New York Branch

Brown Brothers Harriman & Co.

Lloyds Bank Corporate Markets plc

Truist Bank

Intesa Sanpaolo S.p.A., New York Branch

Non-Extending Lenders

Credit Suisse AG, New York Branch